UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2021

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE

TEMPE, AZ 85284

(Address of principal executive offices, including zip code)

(480) 821-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2021 Equity Incentive Plan

On May 18, 2021, at our Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved the Amkor Technology, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), as described in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2021 (the “Proxy Statement”), to replace our Second Amended and Restated 2007 Equity Plan, as amended. The 2021 Plan previously had been approved, subject to stockholder approval, by our Board of Directors.

A summary of the 2021 Plan is set forth in our Proxy Statement, which summary is incorporated by reference herein. The summary and foregoing description of the 2021 Plan are qualified in their entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. Forms of the (i) Global Non-Employee Director Nonstatutory Stock Option Award Agreement, (ii) Global Non-Employee Director Restricted Stock Award Agreement, (iii) Global Stock Option Award Agreement, (iv) Global Restricted Stock Award Agreement, (v) Global Performance-Vested Restricted Stock Unit Award Agreement and (vi) Global Time-Vested Restricted Stock Unit Award Agreement under the 2021 Plan are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our Annual Meeting, the following proposals were adopted by the votes indicated.

1.	Election of a Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

	Voted For	Withheld	Non-Votes
James J. Kim	217,848,090	7,757,162	7,361,637
Susan Y. Kim	217,806,566	7,798,686	7,361,637
Giel Rutten	223,047,464	2,557,788	7,361,637
Douglas A. Alexander	223,007,090	2,598,162	7,361,637
Roger A. Carolin	220,668,387	4,936,865	7,361,637
Winston J. Churchill	210,168,108	15,437,144	7,361,637
Daniel Liao	222,680,124	2,925,128	7,361,637
MaryFrances McCourt	223,824,699	1,780,553	7,361,637
Robert R. Morse	221,434,165	4,171,087	7,361,637
Gil C. Tily	219,586,648	6,018,604	7,361,637
David N. Watson	223,267,101	2,338,151	7,361,637

2.	Advisory Vote on the Compensation of our Named Executive Officers.

Voted For	Against	Abstain	Non-Votes
181,472,380	43,965,234	167,638	7,361,637

3.	Approval of the 2021 Plan.

Voted For	Against	Abstain	Non-Votes
220,361,663	5,137,070	106,519	7,361,637

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Voted For	Against	Abstain	Non-Votes
228,770,505	4,100,323	96,061	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Amkor Technology, Inc. 2021 Equity Incentive Plan

10.2	Form of Global Non-Employee Director Nonstatutory Stock Option Award Agreement

10.3	Form of Global Non-Employee Director Restricted Stock Award Agreement

10.4	Form of Global Stock Option Award Agreement

10.5	Form of Global Restricted Stock Award Agreement

10.6	Form of Global Performance-Vested Restricted Stock Unit Award Agreement

10.7	Form of Global Time-Vested Restricted Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.

By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel and Corporate Secretary

Date: May 20, 2021